UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(d):

On April 15, 2020, the Board of Directors of Eagle Materials Inc. (the “Company”) appointed Mary P. Ricciardello to serve as a Class II director, effective immediately.  The Board also appointed Ms. Ricciardello to the Audit Committee, effective immediately.

Since 2007, Ms. Ricciardello has been a director of Devon Energy.  She currently serves as Devon’s Audit Committee chairperson and member of the Governance Committee.  Ms. Ricciardello is also a director of Noble Corporation, serving as Audit Committee chairperson.  Prior to her board service, Ms. Ricciardello enjoyed a distinguished career at Reliant Energy, where she served in key roles, including that of Chief Accounting Officer.

Ms. Ricciardello will be compensated in accordance with the Company’s policy for compensation of non-employee directors, which covers August 1 to July 31 each year; however, for the period from the date of Ms. Ricciardello’s appointment through July 31, 2020, she will be paid pro rata in restricted stock and stock options at the annual rate of $264,500.  Ms. Ricciardello does not have any direct or indirect interest in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K, nor is there an existing family relationship between Ms. Ricciardello and any director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure

The Company has issued a press release, dated April 15, 2020, relating to the appointment of Mary P. Ricciardello to the Company’s Board of Directors. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated April 15, 2020 issued by Eagle Materials Inc. (announcing appointment of Mary P. Ricciardello to Board of Directors)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass James H. Graass Executive Vice President, General Counsel and Secretary

Date: April 15, 2020

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